Net (Loss) Income Per Share	12 Months Ended
Apr. 02, 2016
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE
NET (LOSS) INCOME PER SHARE

Pursuant to the terms of the Merger Agreement, effective January 1, 2015, the Company effected a one-for-four reverse stock split of the Company's issued and outstanding shares of common stock. In accordance with Staff Accounting Bulletin Topic 4.C, all share and per share information contained in the accompanying Consolidated Financial Statements, Notes to the Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operation (included in Item 7 of this report) have been retroactively adjusted to reflect the reverse stock split for all periods presented. See Note 5 for a further discussion of the Business Combination.

The following table sets forth the computation of basic and diluted net (loss) income per share (in thousands, except per share data):

	For Fiscal Year
	2016	2015	2014
Numerator:
Numerator for basic and diluted net (loss) income per share — net (loss) income available to common stockholders	$(28,845)	$196,303	$12,642
Denominator:
Denominator for basic net (loss) income per share — weighted average shares	141,937	90,477	70,499
Effect of dilutive securities:
Stock-based awards	—	2,734	1,520
Denominator for diluted net (loss) income per share — adjusted weighted average shares and assumed conversions	141,937	93,211	72,019
Basic net (loss) income per share	$(0.20)	$2.17	$0.18
Diluted net (loss) income per share	$(0.20)	$2.11	$0.18

In the computation of diluted net loss per share for fiscal 2016, approximately 5.0 million shares were excluded because the effect of their inclusion would have been anti-dilutive. In the computation of diluted net income per share for fiscal years 2015 and 2014, less than 0.1 million and 1.8 million shares were excluded because the exercise price of the options was greater than the average market price of the underlying common stock and the effect of their inclusion would have been anti-dilutive.

The computations of diluted net income per share for fiscal years 2015 and 2014 do not assume the conversion of the 2014 Notes. The 2014 Notes became due on April 15, 2014, and the remaining principal balance of $87.5 million plus interest of $0.4 million was paid with cash on hand.